Annual Meeting May 3, 2013 Cumberland, MD Exhibit 99.1 1

2 I pledge allegiance to the flag of the United States of America and to the republic for which it stands: one nation under God, indivisible, with liberty and justice for all.

3 Philadelphia Philadelphia

Nominations to Board of Directors
Nominations to Board of Directors
Anthony J. Agnone, Sr.
Wayne E. Alter, Jr.
Henry R. Gibbel
Bruce A. Hepburn
Donald L. Hoffman
Sara G. Kirkland
Jeffrey F. Lehman
Michael A. Morello
Scott J. Newkam
Robert E. Poole, Jr.
William J. Reuter
Andrew S. Samuel
Christine Sears
James A. Ulsh

Additional Orders of Business
Additional Orders of Business
Susquehanna Bancshares, Inc. 2013 Omnibus Equity
Compensation Plan
Advisory Vote on Executive Compensation
Ratification of PricewaterhouseCoopers LLP as Independent
Registered Public Accountants

Susquehanna Learning
and Resource Center
Susquehanna Learning
and Resource Center

Centralized employee education facility opened in summer 2012
44,000-square-foot building with computer-equipped classrooms, webinar rooms, meeting spaces and offices for Learning Central and
Human Resources
In 2012, Learning Central
provided:
360 webinars
1,131 classes
80,786 hours of
employee education

Voting Results
Voting Results
Directors Elected
Susquehanna Bancshares, Inc. 2013 Omnibus Equity
Compensation Plan
Advisory Vote on Executive Compensation
Ratification of PricewaterhouseCoopers LLP as Independent
Registered Public Accountants

8 Camden, NJ

9
Forward-Looking Statements
Forward-Looking Statements
During the course of this presentation, we may make projections and other forward-looking statements regarding events or the future financial performance of Susquehanna.  We wish to caution you that these forward-looking statements may differ materially from actual results due to a number of risks and uncertainties.  For a more detailed description of the factors that may affect
Susquehanna’s operating results, we refer you to our filings with the Securities
& Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2012. Susquehanna assumes no obligation to update the forward-looking statements made during this presentation.
For more information, please visit our Web site at:
www.susquehanna.net

Susquehanna Bancshares Profile
Susquehanna Bancshares Profile
35
th
largest commercial bank in the U.S.
$18 billion in assets
$13 billion in loans and leases
$12.7 billion in deposits
$7.9 billion in assets under management & administration
261 branches in PA, NJ, MD, WV
3,500 employees
$2.18 billion market capitalization
>1 million shares in average daily volume

Lycoming
Luzerne
Centre
Union
Snyder
Northumberland
Northampton
Schuylkill
Lehigh
Dauphin
Harrisburg
Lebanon
Berks
Bucks
Montgomery
Cumberland
Philadelphia
Lancaster
Chester
Bedford
Fulton
Franklin
Adams
York
Delaware
Burlington
Camden
Gloucester
Garrett
Allegany
Washington
Carroll
Harford
Berkeley
Baltimore
Atlantic
Baltimore
Cumberland
Howard
Anne Arundel
Washington D.C.
Worcester
Susquehanna Bank Branch

Susquehanna Bank Branches Susquehanna Bank Branches 11

2012 Accomplishments 2012 Accomplishments Improved credit quality Successful integration of Tower Bancorp, Inc. Growth in loans, deposits and revenue Improved profitability and dividends 12

Credit Quality Trends
Credit Quality Trends
2012 2011
Net Charge-offs/
Average Loans & Leases 0.55% 1.16%
Non-Performing Assets/
Loans, Leases & Foreclosed Real Estate 0.96% 1.88%
Provision for Loan & Lease Losses* $64  $110
* $ in millions

2012 Accomplishments 2012 Accomplishments Improved credit quality Successful integration of Tower Bancorp, Inc. Growth in loans, deposits and revenue Improved profitability and dividends 14

Summary of Acquisitions
Summary of Acquisitions
Abington Bancorp acquisition – October 2011
Tower Bancorp acquisition - February 2012
Converted more than 200,000 accounts
$2.6 billion in loans
$2.9 billion in deposits
$443 million in assets under management
Strengthened core markets in central PA
Branches in 4 new PA counties: Bucks, Centre, Fulton, Lebanon
Approximately doubled presence in Philadelphia region
60+ branches
$3 billion+ in deposits
$58 million in cost savings
Successful integration of people and best practices

2012 Accomplishments 2012 Accomplishments Improved credit quality Successful integration of Tower Bancorp, Inc. Growth in loans, deposits and revenue Improved profitability and dividends 16

Growth in 2012
Growth in 2012
Net loan growth* 4.5%
Core deposit growth* 9.8%
Net interest margin 4.01%
best-in-class among peers
Core revenue growth 31%
* Excludes accounts acquired with Tower Bancorp., Inc.

2012 Accomplishments 2012 Accomplishments Improved credit quality Successful integration of Tower Bancorp, Inc. Growth in loans, deposits and revenue Improved profitability and dividends 18

Improved Profitability & Dividends
Improved Profitability & Dividends
2012 2011
Net income – in millions $141 $55
Earnings per share $0.77 $0.40
Improved efficiency ratio 60.37% 66.83%
Return on average assets 0.81% 0.38%
Return on average tangible equity* 12.03%     6.01%
Dividends paid** $0.28 $0.08
*Non-GAAP measurement. See reconciliation at end of presentation
**Includes 1
st
quarter 2013 dividend accelerated and paid in 4
th
quarter 2012

2013 Objectives
2013 Objectives
Continue to grow core deposits
Grow a more diverse loan portfolio
Increase noninterest income as a percentage of total revenue
Deliver a consistent and differentiating customer experience
Elevate employee engagement and deliver a differentiating
employee experience

Mobile Deposit
Lighten your to-do list and smile.
Enroll in Mobile Deposit!
Scan or visit susquehanna.net
Member FDIC

2013 Initiatives: Introduction of Mobile Deposit 2013 Initiatives: Introduction of Mobile Deposit 21

Mobile Deposit
Mobile Deposit
Make a deposit by taking a photo of a check with a smart phone and sending it to the bank electronically
Benefits:
Convenience for customers
Broadens appeal to technology-savvy consumers
Improves efficiency as more transactions are handled electronically

Susquehanna

Earn cash when you SPEND.
Earn cash when you SAVE.
Stellar Checking
WITH Smart Rewards
A BETTER-THAN-FREE CHECKING ACCOUNT
No minimum daily balance
No monthly service fee
Annual Loyalty Reward
FREE Mobile Deposit
Susquehanna Bank
To open your account, visit us in Federal Hill or call 410.659.0800.
Learn more at susquehanna.net/stellar | Member FDIC
Connect with us:

2013 Initiatives: Stellar Checking 2013 Initiatives: Stellar Checking 23

Stellar Checking
Stellar Checking
New and differentiating product in the marketplace
Rewards customers for everyday spending and saving activities
Making purchases with debit card
Using online bill pay
Completing regular transfers to savings account
Key driver of strategic objective to increase core checking
accounts

2013  Initiatives
2013  Initiatives
Expansion of commercial lending teams and capacity
Enhanced commercial services
Increased cross-selling with non-bank affiliates
Process review and improvements for greater efficiency
Enhancing talent and leadership development activities

1
st
Quarter 2013 Highlights
1
st
Quarter 2013 Highlights
1Q 2013        1Q 2012
Net income – in millions $42.4 $23.5
Earnings per share $0.23 $0.14
Efficiency ratio 60.17% 61.39%
Net interest margin 3.97% 3.94%
Return on average assets 0.95% 0.58%
Return on average tangible equity* 13.87%     8.36%
*Non-GAAP measurement. See reconciliation at end of presentation

1
st
Quarter 2013 Highlights
1
st
Quarter 2013 Highlights
Commercial loans up 10.7% from 1Q 2012
Consumer loans up 10.8% from 1Q 2012
Core deposits up 5.7% from 1Q 2012
J.D. Power & Associates U.S. Retail Banking Satisfaction Study
Susquehanna Bank ranked #4 in Mid-Atlantic region
Second quarter dividend declared: $0.08 per share
Up $0.01 from prior quarterly dividend
6
th
increase since 1Q 2011

Reconciliation:
Return on Tangible Equity
Reconciliation:
Return on Tangible Equity
Return on average tangible equity is a non-GAAP-based financial measure calculated using non-GAAP-
based amounts. The most directly comparable measure is return on average equity which is calculated using GAAP-based amounts. We calculate return on average tangible equity by excluding the balance of intangible assets and their related amortization expense from our calculation of return on average equity.
Management uses the return on average tangible equity in order to review our core operating results.
Management believes that this is a better measure of our performance. In addition, this is consistent with the treatment by bank regulatory agencies, which excludes goodwill and other intangible assets from the calculation of risk-based capital ratios. A reconciliation of return on average equity to return on average tangible equity is set forth below.
(dollars in thousands) 2012 2011 1Q2013 1Q2012
Net income $141,172 $54,905 $42,399 $23,473
Amortization of intangibles, net of taxes at 35% 8,141 5,658 2,124 1,789
Net tangible income (numerator) $149,313 $60,563 $44,523 $25,262
Shareholders’ equity $2,511,604 $2,055,717 $2,614,319 $2,348,326
Goodwill and other intangible assets (1,270,053) (1,048,014) (1,312,662) (1,132,344)
Tangible common equity (denominator) $1,241,551 $1,007,703 $1,301,657 $1,215,982
Return on equity (GAAP basis) 5.62% 2.67% 6.58% 4.02%
Effect of goodwill and other intangibles 6.41% 3.34% 7.29% 4.34%
Return on Average Tangible Equity 12.03% 6.01% 13.87% 8.36%

Gettysburg, PA

Recognition of Directors
Recognition of Directors
Robert W. White
Roger V. Wiest, Sr.
Former Chairman, President and CEO, Abington Bancorp, Inc.
Director since 1977
Attorney and Managing Partner, Wiest, Muolo, Noon, Swinehart & Bathgate
Director since 1980

Baltimore

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